Consolidated statement of comprehensive income - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Statement of comprehensive income [abstract]
Net (loss) profit	$ (607,062)	$ 247,002	$ 88,198
Other comprehensive loss not to be reclassified to profit or loss in subsequent periods -
Remeasurement of actuarial loss, net of amortization	(15,454)	(4,401)	(339)
Total comprehensive (loss) income for the year	$ (622,516)	$ 242,601	$ 87,859